SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 12, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


         Delaware                    000-22611                      11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                      Number)



 12735 Gran Bay Parkway West, Building 200, Jacksonville, Florida       32258
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (904) 680-6680


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Item 4.      Changes in Registrant's Certifying Accountant.

     On October 12, 1999, Compu-DAWN, Inc. ("Compu-DAWN") dismissed Lazar Levine & Felix, LLP ("Lazar") as its principal independent accountant.

     Lazar's report on Compu-DAWN's financial statements for either of the years ended December 31, 1997 or 1998 did not contain an adverse opinion or disclaimer, nor were either of those reports modified as to uncertainty, audit scope or accounting principles.

     Compu-DAWN's decision to change accountants was approved by Compu-DAWN's Board of Directors as well as its audit committee.

     There were no disagreements between Compu-DAWN and Lazar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Compu-DAWN  has  engaged   PricewaterhouseCoopers   LLP  as  its  principal
independent accountant to audit its financial statements for the fiscal year ended December 31, 1999.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         16      Letter dated October 12, 1999 from Lazar Levine and Felix, LLP.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COMPU-DAWN, INC.


Dated: October 18, 1999                          By: /S/ David Greenspan
                                                     David Greenspan,
                                                     Chief Financial Officer
































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